iShares®

iShares Trust

Supplement dated August 31, 2017

to the Summary Prospectus and Prospectus,

each dated December 1, 2016, and

Statement of Additional Information (the “SAI”)

dated December 1, 2016 (as revised July 5, 2017),

for the iShares MSCI Kokusai ETF (TOK) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective August 31, 2017, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund are as follows:

Fund Name	Creation Unit Size	Approximate Value of a Creation Unit as of August 30, 2017
iShares MSCI Kokusai ETF	50,000 shares per unit	$3,042,138

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-TOK-0817

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